Exhibit 32.2

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of CEELOX INC., a Nevada corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge and belief, that:

(1)
The Current Report on Form 10-Q for the quarterly period ended March 31, 2013 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date:	May 20, 2013	/s/ WILLIAM P. MOORE
William P. Moore
Acting Chief Financial Officer
(Principal Financial Officer)